HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ELEVEN

333-72042                           HV-5795 - PremierSolutions Standard (Series A)

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Supplement dated June 24, 2011 to your Prospectus

FUND NAME CHANGE

BLACKROCK INTERMEDIATE GOVERNMENT BOND PORTFOLIO – INVESTOR A

Effective July 18, 2011, the following name change is made to your Prospectus:

Old Name	New Name

BlackRock Intermediate Government Bond Portfolio – Investor A	BlackRock U.S. Government Bond Portfolio – Investor A

As a result of the change, all references to the Old Name in your Prospectus are deleted and replaced with the New Name.

The Prospectus is amended to reflect the above change.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.